TOUCHSTONE
VARIABLE SERIES TRUST
Touchstone Common Stock Fund
Supplement dated October 31, 2024
to the Trust’s Prospectus, Summary Prospectus
and Statement of Additional Information (“SAIs”) dated April 29, 2024 as may be amended or supplemented from time to time
Notice of Change
in Portfolio Management Team
Effective October 31, 2024, Sunit Gogia joined the portfolio management team of the Touchstone Common Stock Fund (the “Fund”), which is sub-advised by Fort Washington Investment Advisors, Inc. James E. Wilhelm continues to serve as portfolio manager to the Fund.
Prospectus & Summary Prospectus
Accordingly, in the section entitled “The Fund’s Management” in the Fund’s Summary Prospectus and in the fund summary section of the Fund's Prospectus, the following information is added to the table, which identifies the Fund’s portfolio managers:
Sub-Adviser	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Adviser
Fort Washington Investment Advisors, Inc.	Sunit Gogia	Since 2024	Vice President, Portfolio Manager and Director of Equity Research
In the section of the Prospectus entitled “The Fund’s Management”, under the sub-heading “Sub-Advisors and Portfolio Managers,” the following information is added under the Fund:
Sunit Gogia, Vice President, Portfolio Manager and Director of Equity Research joined Fort Washington in 2012. He has investment experience dating back to 2003. He began as a Senior Equity Analyst with Fort Washington in 2012 covering the technology and telecom sectors. He was named Associate Portfolio Manager and Director of Equity Research in 2017. Prior to joining Fort Washington, Sunit was a Senior Equity Analyst with Morningstar, Inc. following the enterprise software industry. Prior to that he was a Software Developer and Program Manager at Microsoft.
Statement of Additional Information (“SAI”)

In the section of the Fund's SAI entitled “The Sub-Advisors and Portfolio Managers,” the following information as of December 31, 2023 is added to the Portfolio Manager/Types of Accounts table for the Fund to reflect the addition of Mr. Gogia:
Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Sunit Gogia
Registered Investment Companies	2	$4,309,774,817	0	$0
Other Pooled Investment Vehicles	1	$31,805,331	0	$0
Other Accounts	21	$1,567,949,453	0	$0
The following table indicates the dollar range of the Fund beneficially owned by the Fund’s portfolio manager as of December 31, 2023:
Dollar Range of Fund Shares Owned
Portfolio Manager	Common Stock Fund
Sunit Gogia	None

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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4511-2410